Your Future. Our Purpose. A Workforce Solutions Provider Investor Presentation December 2022

Forward Looking Statements Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 2 The forward-looking statements in this presentation are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements regarding our future financial performance and the expectations and objectives of our board or management. The Company’s actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including those listed in Item 1A of the Company’s Annual Report on Form 10-K and in the Company’s other filings and reports with the Securities and Exchange Commission. All of the risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this presentation , the words “allows,” “believes,” “plans,” “expects,” “estimates,” “should,” “would,” “may,” “might,” “forward,” “will,” “intends,” “continue,” “outlook,” “temporarily,” “progressing,” and “anticipates” and similar expressions as they relate to the Company, or its management are intended to identify forward-looking statements. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Although we have attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in the forward-looking statements, there may be other factors that cause results to differ from those anticipated. Forward-looking statements contained in this presentation, or made by us, are as of the date of the presentation and we disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, results or otherwise, except as required by applicable securities laws. This presentation also contains information about BGSF’s Adjusted EBITDA and Adjusted EPS, which are not derived in accordance with GAAP, to provide investors with a supplemental measure of our operating performance and which we believe are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. The definition of Adjusted EBITDA and Adjusted EPS are disclosed in BGSF’s Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.

Delivering an Attractive Investment Thesis

Organic and Acquisitive Growth
Focusing on high-end, specialized consulting services

Revenue Diversification, Scale & Margin Enhancement
Strong family of brands

Strategic Geographic Expansion
Leveraging fragmented workforce environment

Operational Efficiencies & Innovation
Investing in technology and continuous improvement

Synergies Across Brand Platform
Driving collaboration and cross-selling through differentiated service offering

BGSF
NYSE

$319M*
Revenues

$27.7M*
ADJUSTED EBITDA

4.5%**
Dividend Yield

52-Week Range
$10.40 - $15.04

* ProForma TTM Q3 2022 from continuing operations including Hom Solutions; See Appendix for reconciliation to GAAP and further details
** Last ten days average closing price as of December 15, 2022

BGSF Investor Presentation | December 2022
Your Future. Our Purpose. | bgsf.com 3

Horn Solutions – Transaction Highlights Increased Scale in Attractive Market Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 4 Attractive Financial Characteristics Experienced Management Team • Increases depth in high-value consulting and managed services through market share expansion and cross selling opportunities • Expected to be immediately accretive on both GAAP income and EPS, with low leverage ratio and potential for operating synergies • High gross margin % with consistent double-digit growth rates • Senior management team and its impressive track record of consistent revenue growth with industry leading margins, supported by a veteran cadre of seasoned industry professionals

Horn Solutions – Transaction Overview On December 12, 2022, BGSF acquired Horn Solutions, a Texas-based workforce solutions firm specializing in business consulting, managed services, and executive search. Horn, with offices in Houston, Dallas and Austin, Texas, is well- known for understanding business, listening to needs of its clients and supplying the right professionals, including bench and contract resources, that deliver results. Horn’s areas of focus include Strategic Finance & Accounting, Transactional Accounting & Business Administration, and Information Technology. Horn also offers support services in consulting, loan staff for projects, interim and staff augmentation, direct hire and managed services. Investor Presentation | December 2022 Purchase price of $42.7 million Cash consideration of $35 million • Secured a $40 million term loan • Proforma leverage ratio from continuing operations of 2.37x Stock consideration of $3.4 million Seller Note of $4.4 million • Two-year maturity • 6% annual rate, interest payable quarterly • Convertible after 1st year anniversary at $17.12 per share Horn Solutions will operate in our Professional segment 5

Professional IT Consulting Accounting/Finance, Legal, HR, and Administrative/Clerical Talent Cyber Security Infrastructure & Development Leveraging Core Brands to Create Scale and Drive Market Share Gains Real Estate Front Office and Maintenance Workers for Apartment Communities Commercial Real Estate Staffing Investor Presentation | November 2022 Your Future. Our Purpose. | bgsf.com 6

Strong Client and Talent Engagement 79% Client Retention ~12,000 People Placed to Work ~ 2,400 Clients Served ~38,000 Assignments ~3,600 Paychecks Per Week Your Future. Our Purpose. | bgsf.com 7 * Nine months Q3 2022, excludes Horn Solutions Investor Presentation | December 2022

Fragmented Industry Ripe for Consolidation ~25,000 2 Staffing Firms 186 Firms Over $100M Revenue 3.7%1 Unemployment Rate As of November 2022 TRENDS 2 2.02% Temp Penetration Rate As of November 2022 ~16 million2 Remote Work & Technology Increase in Demand Temporary & Contract Skills Shortage Employees Hired Annually Great Resignation Required wage ~3 million2 Temporary & Contract Employees Employed Weekly ~4.3 million3 New apartments needed to be built by 2035 $216.8B2 EST. Staffing Industry Annual Sales for 2023 8 1 U.S. Bureau of Labor Statistics 2 Staffing Industry Analyst (SIA) or American Staffing Association (ASA) 3 National Apartment Association Your Future. Our urpos | bgsf. omInvestor Presentation | December 2022

59.7% Your Future. Our Purpose. | bgsf.com 9 71% of Human capital and C-suite leaders plan to shift more work to contingent, project or contract* * 2022 Randstad Talent Trends Report The talent market is tighter than ever, and change is at an all-time high, BGSF is positioned as a leader Investor Presentation | December 2022

94th** Largest Workforce Solutions Provider in Highly Fragmented Industry * Staffing Industry Analyst Sept 2022 ** Staffing Industry Analyst July 2022 *** Staffing Industry Analyst August 2022 49th*** Largest IT Solutions Firm Growing National Presence 46 States & DC Canada Expansion Professional in 2020 Real Estate in 2022 2007 Founding of BGSF 2010-2017 Completed Nine Acquisitions 2017-2018 Organically Grew Two New Brands 2019-2020 Completed Two Acquisitions 2021 Completed One Acquisition 2022 Completed One Acquisition and Divestiture Your Future. Our Purpose. | bgsf.com 10 0 50 100 150 200 250 2018 2019 2020 2021 2022F 2023F $148.6 $153.1 $140.7 $186.3 $212.2 $216.8 U.S. Market Size* YoY Change 4% 3% -9% 28% 5% 2% Investor Presentation | December 2022

Reshaping Our Organization for Growth, Higher Margins and Elevated Cross-Selling Opportunities Talent Acquisition Team Keenly focused on candidate sourcing Leadership Consolidation Specialized vertical focus across brands Real Estate Professional 11Your Future. Our Purpose. | bgsf.comInvestor Presentation | December 2022

Divestiture Changed Our Revenue Mix Driving Higher Margins Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 12 40% 60% 26% 47% 27%* 100% Real EstateProfessionalLight Industrial* 2007* 2017 2022 Percent of Total Revenue by Segment BGSF Founded * Discontinued operations Excludes Horn Solutions

Two Strong Platforms Leveraging Higher Margin Mix 39.4% 46% 40% 31.4% 54% 60% Gross Margin % % of GP $'s % of Revenues Real Estate Professional YTD Q3 2022, excludes Horn Solutions Your Future. Our Purpose. | bgsf.com 13Investor Presentation | December 2022

Real Estate Optimizing Margins through Pricing Efficiencies Best-in-class Placement Solutions 100% Organic Growth High Industry Engagement Only Public Staffing Company in Real Estate APARTMENT COMMUNITIES COMMERCIAL REAL ESTATE 14Your Future. Our Purpose. | bgsf.comInvestor Presentation | December 2022

Real Estate Revenue Mix Driving Niche in Maintenance and Leasing Solutions 70% 30%70% of Revenue Maintenance SUPERVISOR ASSISTANT LEAD (HVAC) MAKE READY (HANDYMAN) ENGINEERS GROUNDSKEEPER PORTER 30% of Revenue Office MANAGER ASSISTANT MANAGER LEASING AGENT BILINGUAL AGENT 40.3% Your Future. Our Purpose. | bgsf.com Supporting our clients’ operational needs and filling gaps to help maintain operational excellence Tightening labor market has spurred demand for these services Tapping into our extensive talent pool, we mobilize the right resources to support our clients’ daily needs Investor Presentation | December 2022 15

Real Estate Division – Strategic Geographic Expansion

37
States & D.C.

~ 1,900 *
Management Companies

74% *
Client Retention

~38,000 *
Unique Assignments

* Nine months Q3 2022, excludes Horn Solutions


WA
OR
CA
NV
UT
AZ
CO
KS
OK
TX
MN
WI
MI
IL
IN
OH
MO
AR
LA
MS
AL
TN
KY
GA
SC
NC
VA
MD
PA
NJ
NY
RI
MA
FL
Toronto, ON

BGSF Investor Presentation | December 2022
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Professional Leading Brand Portfolio with National Practice Large Consultant Pool Across Multiple Verticals Implementation of New Technology Workday, Salesforce, AI, Cyber Security, OneStream Continued Education White Papers, CPE Events, Webinars IT FINANCE & ACCOUNTING Strategically focused on higher margin projects 22% Largest Segment of Professional Services* 5% of Workforce Solutions Market* Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 17 11 BG Brands Servicing three verticals: IT CONSULTING MANANGED SERVICES FINANCE & ACCOUNTING * SIA September 2022

Professional Division – Building Cross-Selling Opportunities as a Single-Source Provider Professional Search & Project Support FINANCE & ACCOUNTING HR ENGINEERING LEGAL ADMINISTRATIVE MARKETING CREATIVE & DIGITAL TALENT Information Technology Solutions ADVANCED ANALYTICS EPM/CPM ORACLE ERP AND HCM STAFFING SOLUTIONS FULL PROJECT TEAMS, MANAGED SERVICES AND OUTSOURCING (Specializing in SAP and Workday) 59.7% Cyber Security Your Future. Our Purpose. | bgsf.com 18 Bringing expertise in Project Management and Organizational Change Management across a myriad of subject matter areas Supporting clients’ operational needs and filling gaps to help clients maintain operational excellence Partnering to deliver value that brings our deep experience to project execution Investor Presentation | December 2022

Professional Division – Growing North American Presence

47
States, D.C. & Canada

~500*
Clients

82%*
Client Retention

~1,700*
Consultant Engagements

** Nine months Q3 2022, excludes Horn Solutions*


MA
RI
NJ
MD
IL
NC
TN
AZ
TX
FL
CLIENT STATES
LOCATION AND CLIENT STATES

BGSF
Investor Presentation | December 2022
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19

Financial Highlights Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 34.6%1 Gross Profit 7.9% Adj EBITDA 210bp YoY Increase 29% 5 Revenue growth YoY 1.2x3 Debt / TTM EBITDA 3.6x 2 Dividend Cover 1 YTD Q3 2022 continuing operations 2 Adjusted Total TTM EBITDA from continuing operations Q3 2022/ Annualized Dividend 3 Adjusted TTM EBITDA from continuing operations Q3 2022 4 Last ten days average closing price as of December 15, 2022 5 Nine months ended Q3 2022 vs. 2021 Excludes PF impact of Horn Solutions 44.5% Current Dividend Yield (Annualized) 5 20

Strong Post Covid Growth Profile $207.1 $239.0 $218.7 $288.8 $171.3 $221.1 31.9% 33.9% 33.6% 34.6% 33.1% 34.6%$0 $50 $100 $150 $200 $250 $300 $350 2020 2021 TTM Q3 21 TTM Q3 22 YTD Q3 21 YTD Q3 22 $12.2 21Your Future. Our Purpose. | bgsf.comInvestor Presentation | November 2022 $15.0 $16.1 $22.5 $9.9 $17.4 5.9% 6.3% 7.4% 7.8% 5.8% 7.9%$0 $5 $10 $15 $20 $25 2020 2021 TTM Q3 21 TTM Q3 22 YTD Q3 21 YTD Q3 22 Revenue* ($ in millions) – Gross Margin % Adjusted EBITDA* ($ in millions) – Adjusted EBITDA Margin % Source: Public Filings * Continuing operations Excludes PF impact of Horn Solutions

Leveraging Growth and Pricing $4.3 $6.1 $3.4 $0 $2 $3 $4 $5 $6 $3.4 $5.1 Operating Income* 2021 2022 2021 2022 ProfessionalReal Estate $24.8 $33.2 $39.4 $45 $40 $35 $30 $25 $20 $15 $10 $5 $0 in millions in millions Real Estate Revenue 34% Revenue* Professional Revenue 15% Real Estate Operating Income 41% Professional Operating Income 52% * Q3 ‘22 vs. Q3 ’21 Excludes PF impact of Horn Solutions 22Your Future. Our Purpose. | bgsf.comInvestor Presentation | November 2022 2021 2022 2021 2022 $45.2 % of Revenue 17.6% 18.5% 8.6% 11.4%

Segment Breakdown Strong sequential results (in millions) Investor Presentation | November 2022 ProfessionalReal Estate Revenue $24.8 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $27.4 $25.9 $39.4 $40.3 $42.6 $44.1 $30.0 3Q21 4Q21 1Q21 2Q22 3Q22 3Q21 4Q21 1Q22 2Q22 3Q22 $33.2 $45.3 Excludes PF impact of Horn Solutions 23

Margin Enhancement Levers Investor Presentation | November 2022 Your Future. Our Purpose. | bgsf.com 24 Mix shift Acquisitions Systems and operational improvements Cross-selling

Capital Allocation Strategy Aligned to Strategic Growth Sustainable Dividend Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 25 Investments to Support Organic Growth Strategic Acquisitions Capital Allocation Priorities Drivers • Revenue growth through market share expansion • Margin growth via pricing discipline • Operating cost efficiencies

Empowered, Vibrant and Purpose-Driven Culture Fostering Diversity, Equity and Inclusion VIIBE Council – Voices Inspiring Inclusion, Belonging and Equity Pillars of Excellence Focused on diversity education, training and engagement Enhanced Governance & Board Diversity Current 28.5% female representation Employee & Community Engagement Raising awareness and support BiG Deal – Employee Recognition and Award Platform Philanthropy Cloud Employee-driven charitable giving Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 26

Thank you. www.bgsf.com For More Information Please contact IR@bgsf.com.

Appendix Your Future. Our Purpose. | bgsf.com 28

Presentation of Non-GAAP Measures Your Future. Our Purpose. | bgsf.com 29 The financial results of BGSF are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and the rules of the U.S. Securities and Exchange Commission. To help the readers understand the Company's financial performance, the Company supplements its GAAP financial results with Adjusted EBITDA and Adjusted EPS. A non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet, or statement of cash flows. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, operating income, or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities or measures of liquidity. We believe that EBITDA and Adjusted EBITDA are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to- period and to provide for a more complete understanding of factors and trends affecting business than measures under GAAP can provide alone. In addition, the financial covenants in our credit agreement are based on EBITDA as defined in the credit agreement. We define “Adjusted EBITDA" as earnings before interest expense, income taxes, depreciation and amortization expense, transaction fees, and certain non-cash expenses such as contingent consideration gains and share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance. We define “Adjusted EPS” as diluted earnings per share eliminating amortization expense of intangible assets from acquisitions, transaction fees, and certain non-cash expenses such as contingent consideration gains, as well as certain specific events that management does not consider in assessing our on-going operating performance, net of the respective income tax effect. Investor Presentation | December 2022

Horn Solutions Revenue & Non-GAAP Reconciliation

Unaudited Revenue

(000's)	TTM Sept 22	2021	2020	2019	2018	2017
Revenue	$ 29,868	$ 23,135	$ 20,245	$ 25,005	$ 19,679	$ 14,874

Reconciliation of Horn Solutions Net Income to Adjusted EBITDA

TTM Sept 22 (unaudited)		(000's)
Revenue		$ 29,868
Cost of services		15,754
Gross Profit		14,114
Gross Profit %		47.3%
Operating expense		10,280
Other expense		43
Taxes		42
Reported Net Income		3,749
Income tax		42
Interest		56
Depreciation		9
Reported EBITDA		3,856
Adjustments:		
Compensation	(a)	1,020
Back-office compensation	(b)	203
Non-recurring expenses		159
Owner related expenses		35
Adjusted EBITDA		**$ 5,273**
EBITDA %		17.7%
Purchase Price		$ 42,659
Multiple		8.1

(a) Multiple Team members not continuing
(b) Transitional Team members

BGSF Proforma Results, Including Horn Solutions

BGSF Proforma Leverage Ratio from Continuing Operations

(000's)	As Reported Sept '22	PF Horn	Total PF Sept '22
Funded Debt:			
Term	$ -	$ 40,000	$ 40,000
Note	-	4,368	4,368
LOC	101	-	101
Revolver	27,095	(5,966)	21,129
Total Funded Debt	$ 27,196	$ 38,402	$ 65,598
PF TTM Adjusted EBITDA	$ 22,450	$ 5,273	$ 27,723
Leverage Ratio	**1.21**		**2.37**

BGSF Proforma Summary of Operations

TTM Sept 22	Unaudited (000's) BGSF	Horn	ProForma
Revenue	$ 288,834	$ 29,868	$ 318,702
Cost of services	188,912	15,754	204,666
Gross Profit	99,922	14,114	114,036
Gross Profit %	34.6%	47.3%	35.8%
Adjusted EBITDA	$ 22,450	$ 5,273	$ 27,723
EBITDA %	7.8%	17.7%	8.7%

Excludes any transaction adjustments and potential synergies

BGSF Investor Presentation | December 2022

30

BGSF Reconciliation of Net Income from continuing operations to Adjusted EBITDA Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 31 Excludes impact of Horn Solutions

Reconciliation of Adjusted EPS from Continuing Operations Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 32 Excludes impact of Horn Solutions

Historical Operations of InStaff Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 33 (000's) 12 wks* Fiscal Fiscal Fiscal Fiscal 2022 2021 2020 2019 2018 Revenue $ 16,465 $ 71,292 $ 70,765 $ 74,549 $ 80,689 Gross Profit $ 2,321 $ 10,344 $ 10,181 $ 10,855 $ 12,075 Gross Profit % 14.1% 14.5% 14.4% 14.6% 15.0% EBITDA $ 986 $ 4,714 $ 4,930 $ 4,981 $ 5,850 * sold Q1 2022 On March 21, 2022, BGSF completed the sale to Sentech Engineering Services, Inc. of substantially all of the assets pertaining to InStaff, the Company’s Light Industrial segment. InStaff provided field talent primarily to manufacturing, distribution, logistics, and call center client partners needing a flexible. InStaff’s results of operations has been classified as a discontinued operation for all periods presented in the Company’s historical consolidated financial statements. We present the historical operations of InStaff for informational purposes only.

ACHIEVEMENTS & AWARDS

Q3 2022 ACHIEVEMENTS

- Added a Roth post-tax option to our 401k
- Hosted our first 2 Courageous Conversations
- Selected Executive Sponsors for our first 2 Employee Resources Groups ("ERGs")
- Completed leader learning journey: Inclusive Leadership and Coaching for High Performance
- Real Estate launched partnership with Interplay Learning
- Professional announced being a part of the ServiceNow Partner Program
- Hosted two different continuing education webinars
- Nomi Network Partnership – presented workforce skills to 40 youth at Letot Center
- Received 150 reviews with 130 of them being 5 star
- Added Managed Services webpage as well as 5 additional landing pages for specific IT services
- Added over a dozen BGMF markets to paid ad strategy including new landing pages for each
- Generated over 285k users on the website
- 263 philanthropy hours
- 16 promotions / 49 new hires

2022 Awards

•2022 Best Place for Working Parents
•2022 DCEO Innovation in Talent Workforce Finalist
•Top 10 Staffing Companies to Work for in 2022, World Staffing Summit
•2022 *Dallas Business Journal* Ranked #7 Top Staffing Agency

Individuals:
•Beth Garvey
•SIA's Staffing 100 North America List for 2022
•D CEO Magazine top 500 Business leaders for 2022
•DCEO Dallas 500 for 2022Talent & Executive Search
•Dan Hollenbach
•DCEO Dallas 500 for 2022 Chief Financial Officer

Investor Presentation | December 2022
34
Your Future. Our Purpose.

Historical Acquisitions/Divestitures Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 35 ACQUISITIONS: December 2022 Horn Solutions February 2021 Momentum Solutionz February 2020 EdgeRock Technology December 2019 L.J. Kushner & Associates September 2017 Smart Resources and Accountable Search April 2017 Zycron October 2015 Vision Technology Services March 2015 Donovan & Watkins June 2013 InStaff December 2012 American Partners December 2011 Extrinsic December 2010 JNA Staffing June 2010 BG Multifamily DIVESTITURES: March 2022 InStaff

Executive Leadership Beth Garvey – Chair, President & CEO Beth Garvey began serving as President and Chief Executive Officer of the Company in October 2018. Ms. Garvey previously served as Chief Operating Officer of the Company from August 2016 and joined the Company through the Company’s acquisition of InStaff in 2013. Ms. Garvey began her career in Staffing in 1998 as Director of Human Resources, subsequently serving as Director of Operations, VP of Operations, Senior VP of Operations, COO and ultimately CEO in 2009 prior to our acquisition. Dan Hollenbach – Chief Financial Officer Dan Hollenbach joined BGSF in August 2015 with more than 25 years of extensive public company and staffing experience in the role of Chief Financial Officer, Operating Division Director, and Consultant. His previous experience includes four years with Robert Half Management Resources, where he earned Presidents Club status, and five years of financial leadership with Global Employment Solutions. Dan began his career in the Audit and Assurance Services practice of EY before entering the corporate world. Chris Loope – Chief Information Officer As a visionary senior IT executive, Chris has achieved a track record of success leading IT business transformation and M&A integration initiatives for a rapidly growing multibillion-dollar professional services organization. Throughout his career, Chris has championed innovation/transformation, streamlined/centralized IT infrastructure/operations, and built high-performance IT teams to fuel business scalability and optimize performance while reducing costs. Eric Peters – President, Professional Division With over 20 years of experience, Eric has worked in many staffing verticals, including permanent placement, temporary staffing and project consulting. Eric spent eleven years at Robert Half International (RHI) where he held various roles, including Branch Manager, Regional Vice President of Management Resources and Vice President Salaries Professional Services. Kelly Brown – President, Real Estate After opening the Nashville office as director of sales for BGSF in 2014, Kelly was promoted to regional sales manager in 2015 and assumed the role of Division President in May of 2021. Currently, with her regional sales head experience, and as our President, Kelly works across all our markets to help maximize the sales performance of the team as well as to assist in opening new markets. Investor Presentation | December 2022 Your Future. Our Purpose. | bgsf.com 36